UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2019

Magnolia Oil & Gas Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38083	81-5365682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Nine Greenway Plaza, Suite 1300

Houston, Texas 77046

(Address of principal executive offices, including zip code)

(713) 842-9050

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On February 27-28, 2019, Magnolia Oil & Gas Corporation (the “Company”) will participate at the 19th Annual Simmons Energy Conference. The investor presentation to be used at the conference is posted on the Company’s website, www.magnoliaoilgas.com.

The investor presentation, which is attached hereto as Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

99.1	Investor Presentation, February 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNOLIA OIL & GAS CORPORATION

Date: February 26, 2019	By:	/s/ Timothy D. Yang
	Name:	Timothy D. Yang
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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